UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2023

AssetMark Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38980	30-0774039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Grant Street, 10th Floor Concord, California	94520
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (925) 521-2200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	AMK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 5, 2023, AssetMark Financial Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As further described in Item 5.07 below, the Company’s stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Amendment"), which became effective upon the Company’s filing of the Certificate of Amendment with the Secretary of State of the State of Delaware on June 6, 2023. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.
At the Company's Annual Meeting, the following proposals were submitted to the stockholders of the Company:
•Proposal 1: Election of the Company’s three nominees, Mr. Rohit Bhagat, Mr. Bryan Lin and Mr. Lei Wang to the Board of Directors to serve as Class I directors, each for a three-year term expiring at the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified.
•Proposal 2: Ratification of the selection by the Audit and Risk Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
•Proposal 3: Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation.
For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 17, 2023 (the “Proxy Statement”). Of the 73,924,212 shares of the Company’s common stock entitled to vote at the Annual Meeting, 71,500,716 shares, or approximately 97%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1: Election of Class I Directors

The Company’s stockholders elected the following directors to serve as a Class I directors until the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified. The votes regarding the election of the directors were as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Rohit Bhagat	60,398,094	9,059,242	2,043,380
Bryan Lin	57,068,243	12,389,093	2,043,380
Lei Wang	61,983,389	7,473,947	2,043,380

Proposal 2: Ratification of Appointment of KPMG LLP

The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes regarding this proposal were as follows:

FOR	AGAINST	ABSTAIN
71,470,634	29,797	285
Proposal 3: Amendment to Amended and Restated Certificate of Incorporation

The Company's stockholders approved the Certificate of Amendment. The votes regarding this proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
57,902,029	11,554,932	375	2,043,380

Item 9.01    Financial Statements and Exhibits.
(d) – Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of AssetMark Financial Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AssetMark Financial Holdings, Inc.

Date: June 7, 2023	/s/ Gary Zyla
Gary Zyla
Chief Financial Officer
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